UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 24, 2005

                                  Bluefly, Inc.
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             (Exact name of registrant as specified in its charter)

             Delaware                  001-14498             13-3612110
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   (State or other jurisdiction       (Commission          (IRS Employer
         of incorporation)            File Number)     Identification Number)

        42 West 39th Street, New York, New York                  10018
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       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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                SECTION 5 - REGISTRANT'S BUSINESS AND OPERATIONS

             ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 24, 2005, the Company entered into an agreement (the "Purchase Agreement") with a group of investors pursuant to which it issued and sold 7,000 shares of newly-designated Series F Convertible Preferred Stock, $0.01 par value per share (the "Series F Preferred Stock"), for an aggregate purchase price of $7,000,000, and warrants to purchase 603,448 shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), at an exercise price of $2.87 per share (the "Warrants"). The aggregate purchase price for the warrants was $75,431, or $0.125 per Warrant.

The investors that are parties to the Agreement and that purchased the Series F Preferred Stock include PEF Advisors LTD, Palisades Master Fund LP, JFB Capital, L.P., Crescent International, Ltd., SRG Capital, LLC, Bristol Investment Fund, Ltd. and Portside Growth and Opportunity Fund (collectively, the "New Investors"), as well as Quantum Industrial Partners LDC ("QIP") and SFM Domestic Investments LLC ("SFM," and, together with QIP and the New Investors, the "Investors"). All of the Warrants were purchased by the New Investors, and the New Investors also purchased from SFM and QIP, 2,315.457 previously issued shares of the Company's Series D Convertible Preferred Stock, $0.01 par value per share (the "Series D Preferred Stock") for an aggregate purchase price of $3,000,000.

The shares of Series F Preferred Stock purchased by the Investors from the Company have an aggregate liquidation preference of $7,000,000 and are convertible into Common Stock, at the holder's option, at a rate determined by dividing the aggregate liquidation preference of the shares to be so converted by $2.32 (the "Series F Conversion Price"). The Series F Preferred Stock will automatically convert into Common Stock under certain circumstances described in the Series F Certificate of Designations.

The conversion price of the Series F Preferred Stock is subject to a weighted average adjustment for future issuances of Common Stock at between $1.50 and $2.31 per share, and a full ratchet adjustment for issuances below $1.50 (the "Series F Anti-Dilution Provisions"). The Series F Anti-Dilution Provisions will not be operative until approved by the Company's stockholders ("Stockholder Approval"). The Series F Preferred Stock accrues dividends, which are payable upon conversion or liquidation, at the rate of 7%, compounded annually. The dividends are payable in cash or Common Stock, at the Company's option, provided that, in order for the Company to pay such dividends in shares of Common Stock, a registration statement with respect to the resale of such shares of Common Stock must then be in effect.

The Series F Preferred Stock ranks senior to the Common Stock with respect to liquidation payments and dividends and pari passu with the Company's other classes of Preferred Stock. The Series F Preferred Stock votes as a single class with the Common Stock on any matter to come before the stockholders of the Company, with each share of Series F Preferred Stock being entitled to cast a number of votes equal to the number of shares of Common Stock into which it is then convertible; provided that the Series F Preferred Stock is not entitled to vote on the approval of the Series F Anti-Dilution Provisions.

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In connection with the sale of the Series F Preferred Stock, the New Investors also purchased from QIP and SFM 2,315.457 previously issued shares (the "Existing Preferred Shares") of the Series D Preferred Stock having an aggregate liquidation preference and accrued dividends of $3,000,000. The Series D Preferred Stock is convertible into Common Stock, at the holder's option, at a rate determined by dividing the aggregate liquidation preference of the shares to be so converted by $0.76. The New Investors paid QIP and SFM an aggregate purchase price of $3,000,000 for the Existing Preferred Shares.

Pursuant to the Purchase Agreement, the Company agreed to use commercially reasonable best efforts to: (a) file with the Securities and Exchange Commission within 45 days a registration statement with respect to the resale of the Common Stock underlying the Series F Preferred Stock, the Existing Preferred Shares and the Warrants; and (b) have that registration statement declared effective within 90 days.

A copy of the Company's press release announcing the transaction, issued on June 27, 2005, has been filed as Exhibit 99.1 to this Form 8-K. The Purchase Agreement has been filed as Exhibit 99.2 to this Form 8-K, and the Certificate of Powers, Designations, Preferences and Rights of the Series F Preferred Stock (the "Series F Certificate of Designations") has been filed as Exhibit 99.3 to this Form 8-K. The foregoing description does not purport to be a complete summary of the terms of the Purchase Agreement and the transactions related thereto, and reference is hereby made to the Purchase Agreement and the Series F Certificate of Designations for a complete summary of such terms.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

               ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

As more fully described in Item 1.01 of this Form 8-K, on June 24, 2005, the Company sold to the Investors 7,000 shares of Series F Preferred Stock (with a liquidation preference of $1,000 per share) for an aggregate purchase price of $7,000,000, and 603,448 Warrants for an aggregate purchase price of $75,431, or $0.125 per Warrant.

The Series F Preferred Stock is convertible into Common Stock, at the holder's option, at a rate determined by dividing the aggregate liquidation preference of the shares to be so converted by $2.32. The Series F Conversion Price is subject to adjustment pursuant to the Series F Anti-Dilution Provisions as further described in Section 1.01 of this Form 8-K. The Series F Preferred Stock will automatically convert into Common Stock under certain circumstances described in the Series F Certificate of Designations. The Warrants are exercisable at any time over the next three years and have an exercise price of $2.87 per share.

The Company paid HPC Capital Management, Inc. a fee of $240,000 for arranging the transaction.

The offer and sale of the above-described securities was deemed exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) of the Securities Act in reliance upon, among other things, the representations made by the Investors

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regarding their status as accredited investors (as such term is defined under
Rule 501 promulgated under the Securities Act), and their acquisition of such securities (and the shares of Common Stock issuable upon conversion and/or exercise thereof (the "Conversion Shares")) for investment and not with a current view to distribution thereof. The certificates and agreements evidencing such securities contain a legend to the effect that such securities are not registered under the Securities Act and may not be transferred except pursuant to a registration which has become effective under the Securities Act or pursuant to an exemption from such registration. The issuance of such shares was not underwritten. The Conversion Shares are subject to registration rights pursuant to the terms and conditions of the Purchase Agreement.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

          ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
                              CHANGE IN FISCAL YEAR

The Company's Certificate of Incorporation was amended, effective as of June 24, 2005, by the filing of the Series F Certificate of Designations in order to designate 1,000 shares of previously undesignated preferred stock as the Series F Preferred Stock. A description of the material terms of the Series F Preferred Stock is included in Section 1.01 of this Form 8-K, and a copy of the Series F Certificate of Designations has been filed as Exhibit 99.3 to this Form 8-K. Reference is hereby made to the Series F Certificate of Designations for a complete summary of the terms of the Series F Preferred Stock.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

99.1  Press Release, issued by Bluefly, Inc. on June 27, 2005.

99.2 Preferred Stock and Warrant Purchase Agreement, dated as of June 24, 2005, by and among Bluefly, Inc. and the Investors listed on the Signature Page Thereof

99.3 Certificate of Powers, Designations, Preferences and Rights of Series F Convertible Preferred Stock of Bluefly, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BLUEFLY, INC.
                                              (Registrant)

Date:  June 28, 2005                          By:    /s/ Patrick C. Barry
                                                     ---------------------------
                                              Name:  Patrick C. Barry
                                              Title: Chief Operating Officer and
                                                     Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.

99.1  Press Release, issued by Bluefly, Inc. on June 27, 2005.

99.2 Preferred Stock and Warrant Purchase Agreement, dated as of June 24, 2005, by and among Bluefly, Inc. and the Investors listed on the Signature Page Thereof

99.3 Certificate of Powers, Designations, Preferences and Rights of Series F Convertible Preferred Stock of Bluefly, Inc.